Exhibit 99.1

ASSIGNMENT NO. 17 OF RECEIVABLES IN SUPPLEMENTAL
ACCOUNTS AND DESIGNATION NO. 20 OF APPROVED PORTFOLIOS

(As required by Section 2.8 of the Pooling and Servicing Agreement)

THIS ASSIGNMENT NO. 17 OF RECEIVABLES IN SUPPLEMENTAL ACCOUNTS AND DESIGNATION NO. 20 OF APPROVED PORTFOLIOS, dated as of August 1, 2025 (this “Assignment”), is by and among WFN CREDIT COMPANY, LLC, a Delaware limited liability company, as Transferor (“Transferor”), COMENITY BANK (f/k/a World Financial Network Bank), a Delaware state chartered bank, as Servicer (“Servicer”), and U.S BANK NATIONAL ASSOCATION (successor in interest to MUFG Union Bank, N.A.) (“Trustee”), and is pursuant to the Second Amended and Restated Pooling and Servicing Agreement referred to below.

W I T N E S S E T H:

WHEREAS, Transferor, Servicer and Trustee are parties to the Second Amended and Restated Pooling and Servicing Agreement dated as of January 17, 1996, amended and restated as of September 17, 1999, amended and restated a second time as of August 1, 2001 and further amended as of March 31, 2003, May 19, 2004, March 30, 2005, June 13, 2007, October 26, 2007, May 27, 2008, June 28, 2010, November 9, 2011, December 1, 2016, August 16, 2018, June 11, 2020, October 27, 2020 and April 26, 2024, and supplemented as of August 9, 2010 (as the same may be amended and supplemented from time to time, the “Agreement”) relating to World Financial Network Credit Card Master Trust (the “Trust”);

WHEREAS, pursuant to the Agreement, Transferor wishes to designate Supplemental Accounts owned by the Credit Card Originator to be included as Accounts and to convey the Receivables of such Supplemental Accounts, whether existing as of the Addition Cut Off Date or thereafter created, to the Trust as part of the corpus of the Trust (as each such term is defined in the Agreement);

WHEREAS, Transferor also wishes to designate certain additional Approved Portfolios (as defined in the Agreement) and has satisfied all conditions specified in each Supplement with respect to the designation of each such Approved Portfolio; and

WHEREAS Trustee is willing to accept such designation and conveyance subject to the terms and conditions hereof;

NOW, THEREFORE, Transferor, Servicer and Trustee hereby agree as follows:

1. Defined Terms. All capitalized terms used herein shall have the meanings ascribed to them in the Agreement unless otherwise defined herein.

“Addition Cut Off Date” means, with respect to the Supplemental Accounts designated hereby, close of business on July 31, 2025.

“Addition Date” means, with respect to the Supplemental Accounts designated hereby, the open of business on August 1, 2025.

“Specified Account” means any Eligible Account the related Obligor of which has a Vantage® score (as determined at the time of origination of such Account) that exceeds 640.

2.Designation of Supplemental Accounts and Approved Portfolios. (a) On or before the fifth Business Day following the Addition Date, Transferor will deliver to Trustee an Account Schedule containing a true and complete schedule identifying the Supplemental Accounts designated hereby. Such Account Schedule shall specify for each such Account, as of the Addition Cut Off Date, its account number, the aggregate amount outstanding in such Account and the aggregate amount of Principal Receivables outstanding in such Account, which Account Schedule shall supplement any other Account Schedule previously delivered to Trustee pursuant to the Agreement.

(b) Effective as of the Addition Date, Transferor hereby designates additional Approved Portfolios consisting of all accounts in existence on the Addition Cut Off Date and all Specified Accounts created on or after the Addition Date owned from time to time by Comenity Bank and included in the Credit Card Originator’s (i) co-branded credit card program for Sportsman’s Guide, LLC, Sportsman’s Guide Outlet, LLC, and The Golf Warehouse, LLC and each of their respective affiliates, successors and assigns, (ii) private label credit card program for Helzberg’s Diamond Shops, LLC and its affiliates, successors and assigns, and (iii) private label credit card program for Maurices, Incorporated and its affiliates, successors and assigns (collectively, the “Designated Programs”) and that are Eligible Accounts, but excluding any such accounts in existence on the Addition Cut Off Date that are not designated as Supplemental Accounts pursuant to Section 2(a) of this Assignment. Accounts created after the Addition Cut Off Date in such additional Approved Portfolios shall constitute Automatic Additional Accounts, subject to the limitations and conditions specified in Section 2.8 of the Agreement, but for the avoidance of doubt shall exclude any Accounts included in the Designated Programs that were in existence on the Addition Cut Off Date but were not designated as Supplemental Accounts pursuant to Section 2(a) of this Assignment.

3.Conveyance of Receivables. Transferor does hereby transfer, assign, set over and otherwise convey to the Trustee, effective as of the Addition Date, for the benefit of the Holders, all its right, title and interest in, to and under the Receivables of such Supplemental Accounts existing as of the Addition Date and thereafter created from time to time until the termination of the Trust, all monies due or to become due and all amounts received with respect thereto and all proceeds thereof. The foregoing does not constitute and is not intended to result in the creation or assumption by the Trust, Trustee, any Investor Holder or any Enhancement Provider of any obligation of Servicer, Transferor, the Credit Card Originator or any other Person in connection with the Accounts, the Receivables or under any agreement or instrument relating thereto, including any obligation to Obligors, merchant banks, merchants clearance systems or insurers.

Transferor agrees to record and file, at its own expense, financing statements (and continuation statements and amendments when applicable) with respect to the Receivables in the Supplemental Accounts as of the Addition Date, meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the assignment of such Receivables to the Trustee, and to deliver a file-stamped copy of each such financing statement or other evidence of such filing to Trustee on or prior to the Addition Date. Trustee shall be under no obligation whatsoever to file or maintain such financing or continuation statements or to make any other filing under the UCC in connection with such assignment.

In connection with such assignment, Transferor further agrees, at its own expense, on or prior to the date of this Assignment, to cause the Credit Card Originator to indicate in the appropriate computer files that Receivables created in connection with the Supplemental Accounts designated hereby have been conveyed to the Trustee pursuant to the Agreement and this Assignment for the benefit of the Holders.

Transferor does hereby grant to Trustee a security interest in all of its right, title and interest in and to the Receivables existing as of the Addition Date and thereafter created in the Supplemental Accounts, all monies due or to become due and all amounts received with respect thereto and all proceeds thereof. This Assignment constitutes a security agreement under the UCC.

4.Acceptance by Trustee. Trustee hereby acknowledges its acceptance on behalf of the Trust of all right, title and interest to the property, existing as of the Addition Date and thereafter created, conveyed to the Trustee pursuant to Section 3 of this Assignment, effective as of the Addition Date, and declares that it shall maintain such right, title and interest, upon the trust set forth in the Agreement for the benefit of all Holders.

5.Representations and Warranties of Transferor. Transferor hereby represents and warrants to Trustee, on behalf of the Trust, as of the date of this Assignment and as of the Addition Date that:

(a)    Legal, Valid and Binding Obligation. This Assignment constitutes a legal, valid and binding obligation of Transferor enforceable against Transferor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

(b)    Eligibility of Accounts. Each Supplemental Account designated hereby is an Eligible Account;

(c)    Insolvency. As of each of the Addition Cut Off Date and the Addition Date, no Insolvency Event with respect to the Credit Card Originator or Transferor has occurred and the transfer by Transferor of Receivables arising in the Supplemental Accounts to the Trustee has not been made in contemplation of the occurrence thereof;

(d)    Early Amortization Event. Transferor reasonably believes that (A) the addition of the Receivables arising in the Supplemental Accounts will not, based on the facts known to Transferor, then or thereafter cause an Early Amortization Event to occur with respect to any Series and (B) no selection procedure was utilized by Transferor which would result in the selection of Supplemental Accounts (from among the available Eligible Accounts owned by the Credit Card Originator) that would be materially less favorable or adverse to the interests of the Investor Holders of any Series as of the Addition Date than a random selection;

(e)    Security Interest. This Assignment constitutes either (i) a valid transfer and assignment to the Trustee of all right, title and interest of Transferor in and to the Receivables existing as of the Addition Cut Off Date and thereafter created in the Supplemental Accounts, and all proceeds of such Receivables and Insurance Proceeds relating thereto and such Receivables and all proceeds thereof and Insurance Proceeds and Recoveries relating thereto will be held by the Trustee free and clear of any Lien of any Person claiming through or under Transferor or any of its Affiliates, except for (A) Liens permitted under Section 2.7(b) of the Agreement, (B) the interest of Transferor as Holder of the Transferor Interest and (C) Transferor’s right to receive interest accruing on, and investment earnings in respect of, the Excess Funding Account, or any Series Account as provided in the Agreement and any related Supplement or (ii) a grant of a security interest in such property to the Trustee, for the benefit of the Investor Holders, which is enforceable with respect to now existing

Receivables in the Supplemental Accounts designated hereby, the proceeds thereof and Insurance Proceeds and Recoveries relating thereto upon the Addition Date, and which will be enforceable with respect to the Receivables thereafter created in respect of the Supplemental Accounts designated hereby conveyed on such Addition Date, the proceeds thereof and Insurance Proceeds and Recoveries relating thereto upon such creation; and, if this Assignment constitutes the grant of a security interest to the Trustee in such property, upon the filing of a financing statement as described in Section 3 of this Assignment and, in the case of the Receivables thereafter created in such Supplemental Accounts and the proceeds thereof, and Insurance Proceeds and Recoveries relating thereto, upon such creation, the Trustee shall have a first priority perfected security interest in such property (subject to Section 9-306 of the UCC), except for Liens permitted under Section 2.7(b) of the Agreement;

(f)    No Conflict. The execution and delivery by Transferor of this Assignment, the performance of the transactions contemplated by this Assignment and the fulfillment of the terms hereof applicable to Transferor, will not conflict with or violate any Requirements of Law applicable to Transferor or conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which Transferor is a party or by which it or its properties are bound;

(g)    No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of Transferor, threatened against Transferor before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) asserting the invalidity of this Assignment, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Assignment, (iii) seeking any determination or ruling that, in the reasonable judgment of Transferor, would materially and adversely affect the performance by Transferor of its obligations under this Assignment, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Assignment or (v) seeking to affect adversely the income tax attributes of the Trust under the Federal, or applicable state income or franchise tax systems;

(h)    All Consents. All authorizations, consents, orders or approvals or other actions of any Person or of any court or other governmental authority required to be obtained by Transferor in connection with the execution and delivery of this Assignment by Transferor and the performance of the transactions contemplated by this Assignment by Transferor, have been obtained; and

(i)    Additional Representations. In connection with the Approved Portfolio and the Supplemental Accounts designated hereby and the Receivables arising in such Supplemental Accounts (and solely with respect thereto), the representations and warranties required to be made by the Transferor set forth in Sections 2.8(d)(iii), 2.8(d)(iv), 2.8(e)(iii) and 2.8(e)(iv) of the Agreement are true and correct.

6. Ratification of Agreement. As supplemented by this Assignment, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Assignment shall be read, taken and construed as one and the same instrument.

7. Counterparts. This Assignment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Assignment by signing any such counterpart. Delivery by facsimile or electronic transmission of an executed signature page of this Assignment shall be effective as delivery of an executed counterpart hereof. Each party agrees that this Assignment may be electronically signed, and that any electronic signatures appearing on this Assignment are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.

8. Waiver. The parties hereto hereby waive the requirement to provide Trustee with an Account Schedule with respect to the Supplemental Accounts on or prior to the Addition Date as contained in Section 2.1(c) of the Agreement. Nothing in this Section 8 shall constitute a waiver of Transferor’s obligation under Section 2 of this Assignment to deliver an Account Schedule to Trustee on or before the fifth Business Day following the Addition Date. The foregoing waiver of delivery requirements shall extend only to the addition of accounts under this Assignment and shall not extend to any other account addition under the Agreement.

9. GOVERNING LAW. THIS ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

[Signature Page Follows]

IN WITNESS WHEREOF, Transferor, Servicer and Trustee have caused this Assignment to be duly executed by their respective officers as of the day and year first above written.

WFN CREDIT COMPANY, LLC, as
Transferor

By:     /s/ Wai Chung
Name: Wai Chung
Title: Treasurer

COMENITY BANK,
as Servicer

By:     /s/ Tom McGuire
Name: Tom McGuire
Title: Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity, but solely as Trustee

By: /s/ Mark Esposito
Name: Mark Esposito
Title: Vice President
S-1 Assignment No. 17 (2025 Additions –WFN1)